Exhibit 99.2

Albany International Corp. Q4 Financial Performance February 8, 2016 ©Albany International Corp. All right reserved.

‘Non-GAAP’ Items and Forward-Looking Statements This presentation contains certain items, such as net income attributable to the Company, excluding adjustments (absolute as well as per-share), earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA and net debt, that could be considered ‘non-GAAP’ financial measures under SEC rules. We think such items provide useful information to investors regarding the Company’s operational performance. This presentation also may contain statements, estimates, or projections that constitute “forward-looking statements” as defined under U.S. federal securities laws. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. We disclaim any obligation to update any information in this presentation to reflect any changes or developments after the date on the cover page. Certain additional disclosures regarding our use of these ‘non-GAAP’ items and forward-looking statements are set forth in our fourth-quarter earnings press release dated February 8, 2016, and in our SEC filings, including our most recent quarterly reports and our annual reports for the years ended December 31, 2012, 2013, and 2014. Our use of such items in this presentation is subject to those additional disclosures, which we urge you to read. 2

Net Sales by Segment (in thousands) Net Sales Three Months ended December 31, 2015 2014 Percent Change Impact of Changes in Currency Translation Rates Percent Change excluding Currency Rate Effect Machine Clothing (MC) $145,004 $160,238 -9.5% ($7,364) -4.9% Albany Engineered Composites (AEC) 32,462 31,421 3.3% (688) 5.5% Total $177,466 $191,659 -7.4% ($8,052) -3.2%  (in thousands) Net Sales Years ended December 31, 2015 2014 Percent Change Impact of Changes in Currency Translation Rates Percent Change excluding Currency Rate Effect Machine Clothing (MC) $608,581 $655,026 -7.1% ($38,015) -1.3% Albany Engineered Composites (AEC) 101,287 90,319 12.1% (1,594) 13.9% Total $709,868 $745,345 -4.8% ($39,609) 0.6% 3

Gross Profit Margin by Quarter Percentage of Net Sales 45.0% 42.4% 41.9% 43.0% 47.5% 45.2% 48.4% 47.4% 41.5% 38.9% 38.2% 38.0% 42.3% 31.7% 42.4% 40.4% 30% 35% 40% 45% 50% 55% Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Machine Clothing Total Company 4 Includes 8.1% impact from BR725 charge

Earnings Per Share 5 Per share amounts (Basic) Three Months Ended December 31, 2015 2014 Years ended December 31, 2015 2014 Net income attributable to the Company, as reported $1.17 $0.25 $1.79* $1.31 Adjustments: Restructuring charges, net 0.21 0.04 0.48 0.12 Income tax adjustments (0.93) - (0.69) 0.10 Foreign currency revaluation (gains)/losses 0.01 (0.10) (0.07) (0.21) Pension settlement charge - 0.16 - 0.16 Gains from sale of investment and insurance recovery - - (0.02) (0.04) Net income attributable to the Company, excluding adjustments $0.46 $0.35 $1.49 $1.44 *Includes $0.28 charge for BR725

Adjusted EBITDA Three Months ended December 31, 2015 (in thousands) Machine Clothing Albany Engineered Composites Corporate expenses and other Total Company Net income $30,342 ($1,843) $8,967 $37,466 Interest expense, net - - 1,935 1,935 Income tax expense/(benefit) - - (26,185) (26,185) Depreciation and amortization 9,425 3,295 2,113 14,833 EBITDA 39,767 1,452 (13,170) 28,049 Restructuring and other, net 8,282 - 1,635 9,917 Foreign currency revaluation (gains)/losses (542) - 1,092 550 Pension settlement charge - - - - Pretax (income)/loss attributable to non-controlling interest in ASC - 135 - 135 Adjusted EBITDA $47,507 $1,587 ($10,443) $38,651 Three Months ended December 31, 2014 Machine Clothing Albany Engineered Composites Corporate expenses and other Total Company $33,120 ($697) ($24,318) $8,105 - - 2,592 2,592 - - 4,316 4,316 10,996 3,499 2,056 16,551 44,116 2,802 (15,354) 31,564 1,701 - - 1,701 (2,115) (249) (2,559) (4,923) - - 8,190 8,190 - (275) - (275) $43,702 $2,278 ($9,723) $36,257 *Includes $14.0 million charge for BR725 Year ended December 31, 2015 (in thousands) Machine Clothing Albany Engineered Composites Corporate expenses and other Total Company Adjusted EBITDA $197,950 ($16,335)* ($40,639) $140,976 Year ended December 31, 2014 Machine Clothing Albany Engineered Composites Corporate expenses and other Total Company $182,423 $1,102 ($38,718) $144,807 6

Debt $ thousands $94,040 $78,225 $88,205 $92,970 $111,765 $120,172 $98,710 $80,570 $302,419 $285,061 $283,666 $272,772 $282,603 $302,646 $270,490 $265,683 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 March 31, 2014 June 30, 2014 September 30, 2014 December 31, 2014 March 31, 2015 June 30, 2015 September 30, 2015 December 31, 2015 Net Debt Total Debt 7